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                                                                       Exhibit 4



                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Jason Incorporated is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 4, 2000
                                       CALENDAR HOLDINGS, INC.



                                       By:    /s/ Howard D. Unger
                                            ------------------------------------
                                              Name:    Howard D. Unger
                                              Title:   President


                                       CALENDAR ACQUISITION CORP.



                                       By:    /s/ Howard D. Unger
                                            ------------------------------------
                                            Name:    Howard D. Unger
                                            Title:   President


                                       SAW MILL CAPITAL FUND II, L.P.

                                       By:  Saw Mill Investments II LLC
                                       Its: General Partner

                                       By:    /s/ Howard D. Unger
                                            ------------------------------------
                                            Name:    Howard D. Unger
                                            Title:


                                       Saw Mill Investments II LLC

                                       By:    /s/ Howard D. Unger
                                            ------------------------------------
                                            Name:    Howard D. Unger
                                            Title:   President



                                       /s/ Howard D. Unger
                                       -----------------------------------------
                                       Howard D. Unger

                                       /s/ Vincent L. Martin
                                       -----------------------------------------
                                       Vincent L. Martin
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                                       /s/ Mark Train
                                       -----------------------------------------
                                       Mark Train


                                       /s/ Janet L. Martin
                                       -----------------------------------------
                                       Janet D. Martin


                                       THE MARTIN FAMILY FOUNDATION



                                       By:    /s/ Vincent L. Martin
                                            ------------------------------------
                                            Name:    Vincent L. Martin
                                            Title:   Trustee